UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 5, 2023

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd. Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WHLR	Nasdaq Capital Market
Series B Convertible Preferred Stock	WHLRP	Nasdaq Capital Market
Series D Cumulative Convertible Preferred Stock	WHLRD	Nasdaq Capital Market
7.00% Subordinated Convertible Notes due 2031	WHLRL	Nasdaq Capital Market

Item 7.01. Regulation FD Disclosure.

As previously announced, on November 22, 2022, Wheeler Real Estate Investment Trust, Inc. (the “Company”) commenced an offer to exchange any and all outstanding shares of its Series D Cumulative Convertible Preferred Stock (the “Series D Preferred Stock”) for 6.00% Subordinated Notes due 2028 (the “Exchange Notes” and such transaction, the “Initial Exchange Offer”), to be newly issued by the Company, and the related solicitation of consents from the holders of Series D Preferred Stock to certain amendments to the Company’s charter that will modify the terms of the Series D Preferred Stock (“Consent Solicitation”).

On January 5, 2022, the Company issued a press release announcing the filing with the Securities and Exchange Commission (the “SEC”) of a Post-Effective Amendment No. 1 to Form S-4 Registration Statement previously filed in connection with the Initial Exchange Offer, reflecting the following further revisions to the terms of the Initial Exchange Offer (the “Revised Exchange Offer”):

●	Increase the consideration for each validly tendered, not validly withdrawn and validly accepted share of Series D Preferred Stock by offering 0.5 shares of the Company’s common stock in addition to $16.00 in principal amount of the Exchange Notes that was offered in the Initial Exchange Offer.

●	Provide that the Exchange Notes will be convertible, in whole or in part, at any time, at the option of the holders, into shares of the Company’s common stock at a conversion price of $12.50 per share of Common Stock (2 shares of Common Stock for each $25.00 of principal amount of the Exchange Notes being converted).

●	Offer to exchange up to a maximum of 2,112,103 shares of Series D Preferred Stock, representing 67% of the outstanding Series D Preferred Stock; provided, that if more than 2,112,103 shares of Series D Preferred Stock are validly tendered and not validly withdrawn on or prior to the expiration of the Revised Exchange Offer, then the Company will accept shares of Series D Preferred Stock from all holders that validly tender shares of Series D Preferred Stock on a pro rata basis.

In addition, if the Revised Exchange Offer is consummated, the Company has agreed to pay a Soliciting Broker Fee equal to $0.10 for each share of Series D Preferred Stock that is validly tendered and accepted for exchange pursuant to such Revised Exchange Offer to soliciting retail brokers for holders holding less than 100,000 shares of Series D Preferred Stock that are appropriately designated by their clients to receive this fee. No Soliciting Broker Fees will be paid if the Revised Exchange Offer is not consummated. Soliciting Broker Fees will only be paid to retail brokers upon consummation of the Revised Exchange Offer, and the Soliciting Broker Fees will be payable thereafter upon request by the soliciting retail brokers and presentation of such supporting documentation as the Company may reasonably request, including the soliciting broker form, a copy of which may be obtained from the Information Agent or Exchange Agent.

Finally, the Company announced that it is extending the expiration date for the Revised Exchange Offer, and the related Consent Solicitation, until 11:59 p.m., New York City time, on January 20, 2023, unless extended or earlier terminated by the Company.

A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included in this Current Report on Form 8-K under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

No Offer or Solicitation

This Current Report on Form 8-K is not intended and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction or where such sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Cautions Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are typically identified by the use of terms such as “may,” “will,” “should,” “potential,” “predicts,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” or the negative of such terms and variations of these words and similar expressions. Statements in this Current Report on Form 8-K regarding the terms and timing of the Exchange Offer and Consent Solicitation are forward-looking statements.

Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those projected or contemplated by our forward-looking statements due to various factors, including, among others: the ongoing adverse effect and the ultimate duration of the COVID-19 pandemic, and federal, state, and/or local regulatory guidelines and private business actions to control it, on the Company’s financial condition, operating results and cash flows, the Company’s tenants and their customers, the use of and demand for retail space, the real estate market in which the Company operates, the U.S. economy, the global economy and the financial markets; the level of rental revenue we achieve from our assets and our ability to collect rents; the state of the U.S. economy generally, or specifically in the Southeast, Mid-Atlantic and Northeast where our properties are geographically concentrated; consumer spending and confidence trends; tenant bankruptcies; availability, terms and deployment of capital; general volatility of the capital markets and the market price of our common and preferred stock; the degree and nature of our competition; changes in governmental regulations, accounting rules, tax rates and similar matters; litigation risks; lease-up risks; increases in the Company’s financing and other costs as a result of changes in interest rates and other factors, including the discontinuation of the London Interbank Offered Rate; inability to successfully integrate the acquisition of Cedar Realty Trust, Inc.; inability to complete the Exchange Offer and Consent Solicitation; changes in our ability to obtain and maintain financing; damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; information technology security breaches; the Company’s ability and willingness to maintain its qualification as a real estate investment trust in light of economic, market, legal, tax and other considerations; the impact of e-commerce on our tenants’ business; and inability to generate sufficient cash flows due to market conditions, competition, uninsured losses, changes in tax or other applicable law; and other factors discussed from time to time in our news releases, public statements and documents filed by us with the SEC from time to time, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this Current Report on Form 8-K, and we expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law.

Additional Information about the Exchange Offer and Consent Solicitation and Where to Find it

In connection with the Initial Exchange Offer and Consent Solicitation, the Company filed with the SEC a Registration Statement on Form S-4 on November 1, 2022 (as amended on November 18, 2022) (the “Registration Statement”). The Registration Statement was declared effective by the SEC on November 21, 2022. On November 22, 2022, the Company filed with the SEC the Prospectus/Consent Solicitation (as supplemented or amended, the “Prospectus/Consent Solicitation”). The Company also filed with the SEC a joint statement on Schedule TO/13E-3 (as supplemented or amended, the “Schedule TO/13E-3”) for the Exchange Offer and Consent Solicitation. The Company commenced mailing the Prospectus/Consent Solicitation to holders of the Series D Preferred Stock on or about November 22, 2022. On January 5, 2023, the Company filed with the SEC a Post-Effective Amendment No. 1 to Form S-4 Registration Statement. The Company intends to file other relevant documents with the SEC regarding the Revised Exchange Offer and Consent Solicitation. This Form 8-K is not a substitute for the Prospectus/Consent Solicitation, Registration Statement, Schedule TO/13E-3 or any other document that the Company may file with the SEC. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE SCHEDULE TO/13E-3, THE PROSPECTUS/CONSENT SOLICITATION, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE EXCHANGE OFFER AND CONSENT SOLICITATION. Investors and stockholders are able to obtain free copies of the Registration Statement, the Schedule TO/13E-3, the Prospectus/Consent Solicitation, and all other documents containing important information about the Company and the Revised Exchange Offer and Consent Solicitation, once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov or by contacting the Information Agent, Kingsdale Advisors, at 1-866-228-8614 (North America) or 416-867-2272 (outside North America) (toll-free). You will not be charged for any of these documents that you request.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 5, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ M. Andrew Franklin
Name: M. Andrew Franklin
Title: Chief Executive Officer and President

Dated: January 5, 2023

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